UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 4, 2014 (October 31, 2014)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
999 Vanderbilt Beach Road, 3rd Floor
Naples, Florida 34108
(Address of principal executive offices, including zip code)

(239) 552-5800
(239) 552-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 31, 2014, The Hertz Corporation (collectively referred to herein with Hertz Global Holdings, Inc. as “Hertz” or the “Company”) refinanced and amended a number of its and its subsidiaries’ revolving credit facilities and financing arrangements, as described in more detail below.

CORPORATE DEBT

Senior ABL Facility

On October 31, 2014, Hertz entered into an amendment agreement pursuant to which certain terms of the Senior ABL Facility were amended.  The amendment, among other things (i) extends the commitment period of $1.668 billion of aggregate borrowing capacity under the Senior ABL Facility from March 2016 to March 2017, with the remaining $198 million of aggregate borrowing capacity under the Senior ABL Facility, expiring, as previously, in March 2016 and (ii) provides for an increase in aggregate borrowing capacity under the Senior ABL Facility of $235 million, such that (a) prior to March 2016, aggregate borrowing capacity will be $2.1 billion and (b) after March 2016, aggregate borrowing capacity will be $1.903 billion.

FLEET DEBT

HVF II U.S. Fleet Variable Funding Notes

On October 31, 2014, Hertz Vehicle Financing II LP (“HVF II”), a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of Hertz, entered into various amendment agreements pursuant to which certain terms of HVF II’s Series 2013-A Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-A Notes”) and HVF II’s Series 2013-B Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-B Notes”) were amended.  The amendments, among other things, amend the maturity of each facility from November 2015 to October 2016.  In connection with the amendments, DBRS affirmed its “A” rating on the HVF II Series 2013-A Notes and the HVF II Series 2013-B Notes.

On October 31, 2014, HVF II also amended the terms of its Series 2014-A Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2014-A Notes”), originally issued in July 2014, to provide for, among other things, (i) an extension of the maturity of the HVF II Series 2014-A Notes from December 2014 to October 2016 and (ii) an increase in aggregate borrowing capacity under the HVF II Series 2014-A Notes from $1.0 billion to $3.25 billion.  As discussed in more detail in footnote 5 to the table entitled “Facilities Refinanced on 10/31/2014” below, the HVF II Series 2014-A Notes contain a commitment step-up feature that increases borrowing capacity from $1.0 billion to $3.25 billion by February 2015.  Additionally, the HVF II Series 2014-A Notes contain provisions requiring the commitments to be terminated based on the volume of specified debt issued by Hertz or certain of its subsidiaries.  These mandatory commitment termination provisions do not apply until at least $1.5 billion of such specified debt has been issued.  In connection with the amendments, DBRS affirmed its “A” rating on the HVF II Series 2014-A Notes.

European Revolving Credit Facility

On October 31, 2014, Hertz Holdings Netherlands B.V., an indirect wholly-owned subsidiary of Hertz, entered into an amendment agreement pursuant to which certain terms of the European Revolving Credit Facility were amended.  The amendment provides for, among other things, (i) an extension of the maturity of the European Revolving Credit Facility from June 2015 to October 2017 and (ii) an increase in aggregate maximum borrowings available under the European Revolving Credit Facility from €220 million to €250 million.

European Securitization

On October 31, 2014, certain of Hertz’s foreign subsidiaries entered into an amendment agreement pursuant to which certain terms of the European Securitization were amended.  The amendment provides for, among other things, an extension of the maturity of the European Securitization from July 2015 to October 2016.

Hertz-Sponsored Canadian Securitization

On October 31, 2014, certain of Hertz’s foreign subsidiaries entered into an amendment agreement pursuant to which certain terms of the Hertz-Sponsored Canadian Securitization were amended.  The amendment provides for, among other things, an extension of the maturity of the Hertz-Sponsored Canadian Securitization from March 2015 to October 2016.

Dollar Thrifty-Sponsored Canadian Securitization

On October 31, 2014, certain of Dollar Thrifty’s foreign subsidiaries entered into an amendment agreement pursuant to which certain terms of the Dollar Thrifty-Sponsored Canadian Securitization were amended.  The amendment provides for, among other things, an extension of the maturity of the Dollar Thrifty-Sponsored Canadian Securitization from March 2015 to October 2016.

Australian Securitization

On October 31, 2014, certain of Hertz’s foreign subsidiaries entered into an amendment agreement pursuant to which certain terms of the Australian Securitization were amended.  The amendment provides for, among other things, an extension of the maturity of the Australian Securitization from December 2014 to December 2016.

Capitalized Leases — UK Leveraged Financing

On October 31, 2014, one of Hertz’s foreign subsidiaries entered into an amendment agreement pursuant to which certain terms of the U.K. Leveraged Financing were amended.  The amendment provides for, among other things, (i) an extension of the maturity of the U.K. Leveraged Financing from February 2015 to October 2017 and (ii) an increase in aggregate maximum leasing capacity under the U.K. Leveraged Financing from £195 million to £225 million.

FACILITIES REFINANCED ON 10/31/2014

As of 10/31/14

Facility	Estimated Average Interest Rate(1)	Fixed or Floating Interest Rate	Maturity	Maximum Facility Size	Borrowings Outstanding (in local currency, except where indicated)
Corporate Debt
Senior ABL Facility(2)	3.09%	Floating	3/2016-3/2017(3)	$2,100	$659

Fleet Debt
HVF II Series 2013-A(4)	1.09%	Floating	10/2016	$2,447	$1,689
HVF II Series 2013-B(4)	1.09%	Floating	10/2016	$878	$596
HVF II Series 2014-A(4)(5)	1.39%	Floating	10/2016	$3,250	$691
European Revolving Credit Facility(7)	2.76%	Floating	10/2017	€250	€220
European Securitization(4)	1.98%	Floating	10/2016	€400	€306
Hertz-Sponsored Canadian Securitization(4)	2.17%	Floating	10/2016	C$200	C$147
Dollar Thrifty-Sponsored Canadian Securitization(4)	2.18%	Floating	10/2016	C$150	C$63
Australian Securitization(4)	4.15%	Floating	12/2016	A$250	A$131
U.K. Leveraged Financing(6)(7)(8)	2.75%	Floating	10/2017	£225	£224

Note:        For further information on the definitions and terms of our debt, see Note 5—Debt of the Notes to our audited annual consolidated financial statements included in our Form 10-K/A under the caption “Item 8—Financial Statements and Supplementary Data.”

(1)                                 Reference is to the October 31, 2014 estimated weighted average interest rate (weighted by principal balance) based on rates applicable following the refinancing.  Where applicable, weighted average interest rate is based on commercial paper cost of funds estimated by the Company.

(2)                                 $138 million of outstanding amounts denominated in Canadian dollars were converted from Canadian dollars to U.S. dollars using the exchange rate as of October 28, 2014, which was 0.89566.

(3)                                 $198 million of aggregate borrowing capacity matures in March 2016.  $1.903 billion of aggregate borrowing capacity matures in March 2017.

(4)                                 Maturity reference is to the “expected final maturity date” as opposed to the subsequent “legal maturity date.” The expected final maturity date is the date by which Hertz and investors in the relevant indebtedness expect the relevant indebtedness to be repaid.  The legal final maturity date is the date on which the relevant indebtedness is legally due and payable.

(5)                                 The HVF II Series 2014-A Notes contain a commitment step-up feature that makes (i) $1.0 billion of aggregate borrowing capacity available to HVF II from October 2014 to and including January 6, 2015, (ii) $2.0 billion of aggregate borrowing capacity available to HVF II from January 7, 2015 to and including February 3, 2015, and (iii) $3.25 billion of aggregate borrowing capacity available to HVF II from February 4, 2015.  Other than the passage of time, there are no additional conditions to the availability of these increased commitments other than conditions precedent to borrowing that apply under the facility at all times.  Additionally, the HVF II Series 2014-A Notes contain provisions requiring the commitments to be terminated based on the volume of specified debt issued by Hertz or certain of its subsidiaries.  These mandatory commitment termination provisions only apply after at least $1.5 billion of such specified debt has been issued.

(6)                                 Included in “Capitalized Leases” in Note 5—Debt of the Notes to our audited annual consolidated financial statements included in our Form 10-K/A under the caption “Item 8—Financial Statements and Supplementary Data.”

(7)                                 Does not include seasonal facilities.

(8)                                 UK Leveraged Financing average interest rate assumes existing leases are transitioned as of 10/31/14. Transition to the average rate above may take up to two weeks beyond 10/31/14.

Waivers

The failure of Hertz to file certain quarterly reports and certain of Hertz’s subsidiaries to file statutory financial statements within certain time periods set forth in the documentation of various of Hertz’s (and/or its special purpose subsidiaries’) financing facilities resulted in the occurrence of various potential and/or actual defaults and amortization events under certain of such financing facilities.  In connection with the foregoing, Hertz and/or certain of its subsidiaries obtained waivers effective through November 14, 2014 from the requisite lenders in certain financing facilities to waive the aforementioned events, as well as similar events that could arise from any restatement of annual and quarterly financial statements previously delivered by Hertz and/or certain of its subsidiaries under such facilities, and provided the required notices to the various lenders.

Hertz’s special purpose subsidiaries Hertz Vehicle Financing LLC (“HVF”) and Rental Car Finance Corp (“RCFC”) also previously obtained similar waivers from the requisite noteholders of medium term asset backed notes issued by Hertz Vehicle Financing LLC and Rental Car Finance Corp., effective through December 31, 2014.

In connection with the refinancings consummated on October 31, 2014, Hertz and/or certain of its subsidiaries obtained waivers, or extensions of waivers, under the Senior ABL Facility, HVF II U.S. Fleet Variable Funding Notes, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, U.K. Leveraged Financing, our U.S. Fleet Financing Facility, and various counterparties in respect of derivative transactions, in each case, through June 30, 2015.  Hertz intends to cause HVF and RCFC to seek waiver extensions from the noteholders of their respective medium term asset backed notes.

Each of the foregoing summary descriptions of the Senior ABL Facility and the HVF II U.S. Fleet Variable Funding Notes and the waivers are qualified in their entirety by reference to the full text of the respective amendment or waiver, which are attached as Exhibits 10.1 through 10.23 hereto and incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

10.1

Second Amendment, dated as of October 31, 2014, to the Credit Agreement, dated as of March 11, 2011, among Hertz Equipment Rental Corporation, The Hertz Corporation, the Canadian Borrowers parties thereto, the several lenders from time to time parties thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Deutsche Bank AG Canada Branch, as Canadian Agent and Canadian Collateral Agent, Wells Fargo Bank, National Association, as Co-Collateral Agent, Wells Fargo Capital Finance, LLC, as Syndication Agent, Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.2	Increase Supplement, dated as of October 31, 2014, by and among The Hertz Corporation and the lender parties signatory thereto.

10.3

Lender Joinder Agreement, dated as of October 31, 2014, by and among The Hertz Corporation, Deutsche Bank AG New York Branch, Bank of America N.A. and Wells Fargo Bank, National Association, each an issuing lender, Deutsche Bank AG New York Branch, as swing line lender, Deutsche Bank AG New York Branch, as Administrative Agent, and SunTrust Bank, Royal Bank of Canada, and ING Capital LLC, each an additional commitment lender.

10.4

Waiver and Consent, dated as of May 16, 2014, among The Hertz Corporation, Hertz Equipment Rental Corporation, the Canadian Borrowers, the several banks and financial institutions parties thereto as Lenders, and Deutsche Bank AG New York Branch, as Administrative Agent.

10.5	Extension of Waiver and Consent, dated as of June 12, 2014, among The Hertz Corporation, Hertz

Equipment Rental Corporation, the Canadian Borrowers, the several banks and financial institutions parties thereto as Lenders, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG Canada Branch, as Canadian Agent.

10.6

Amended and Restated Master Motor Vehicle Operating Lease and Servicing Agreement (Series 2013-G1), dated as of October 31, 2014, among The Hertz Corporation, as Lessee, Servicer, and Guarantor, DTG Operations, Inc., as a Lessee, Hertz Vehicle Financing LLC, as Lessor, and those permitted lessees from time to time becoming lessees thereunder.

10.7

Waiver and Consent, dated as of May 16, 2014, among The Hertz Corporation, Puerto Ricancars, Inc., GELCO Corporation d/b/a GE Fleet Services, as Administrative Agent, Domestic Collateral Agent and PRUSVI Collateral Agent, and the other parties signatory thereto.

10.8

Extension of Waiver and Consent, dated as of June 12, 2014, among The Hertz Corporation, Puerto Ricancars, Inc., GELCO Corporation d/b/a GE Fleet Services, as Administrative Agent, Domestic Collateral Agent and PRUSVI Collateral Agent, and the other parties signatory thereto.

10.9

Amendment of Waiver and Consent, dated as of September 24, 2014, among The Hertz Corporation, Puerto Ricancars, Inc., GELCO Corporation d/b/a GE Fleet Services, as Administrative Agent, Domestic Collateral Agent and PRUSVI Collateral Agent, and the other parties signatory thereto.

10.10

Waiver and Consent, dated as of October 31, 2014, among The Hertz Corporation, Puerto Ricancars, Inc., GELCO Corporation d/b/a GE Fleet Services, as Administrative Agent, Domestic Collateral Agent and PRUSVI Collateral Agent, and the other parties signatory thereto.

10.11

Amended and Restated Series 2013-G1 Supplement, dated as of October 31, 2014, among Hertz Vehicle Financing LLC, as Issuer, Hertz Vehicle Financing II LP, as Series 2013-G1 Noteholder, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Fourth Amended and Restated Base Indenture, dated as of November 25, 2013, between Hertz Vehicle Financing LLC, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.12

Amended and Restated Series 2013-G1 Administration Agreement, dated as of October 31, 2014, among The Hertz Corporation, Hertz Vehicle Financing LLC, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.13

Amended and Restated Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Rental Car Asset Backed Notes (Issuable in Series).

10.14

Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.15

Amended and Restated Series 2013-A Supplement, dated as of October 31, 2014, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, Certain Committed Note Purchasers, Certain Conduit Investors, Certain Funding Agents, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.16	Amended and Restated Group I Administration Agreement, dated as of October 31, 2014, among The

Hertz Corporation, Hertz Vehicle Financing II LP, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.17

Amended and Restated Series 2014-A Supplement, dated as of October 31, 2014, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, Certain Committed Note Purchasers, Certain Conduit Investors, Certain Funding Agents, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.18

Waiver and Consent, dated as of May 16, 2014, among The Hertz Corporation, Hertz Vehicle Financing II LP, Hertz Vehicle Financing LLC, Rental Car Finance Corp., DTG Operations, Inc. and the Lenders party thereto.

10.19

Extension of Waiver and Consent, dated as of June 12, 2014, among The Hertz Corporation, Hertz Vehicle Financing II LP, Hertz Vehicle Financing LLC, Rental Car Finance Corp., DTG Operations, Inc. and the Lenders party thereto.

10.20

Waiver, Amendment and Consent, dated as of October 31, 2014, among The Hertz Corporation, Hertz Vehicle Financing II LP, Hertz Vehicle Financing LLC, Rental Car Finance Corp., DTG Operations, Inc., the Lenders party thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.21	Waiver Agreement, dated as of July 18, 2014, among Hertz Vehicle Financing LLC, The Hertz Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.22

Waiver Agreement, dated as of July 18, 2014, among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., DTG Operations, Inc., The Hertz Corporation and Deutsche Bank Trust Company Americas, as Trustee and Master Collateral Agent.

10.23	Designation Letter, dated as of November 3, 2014, among The Hertz Corporation, Mizuho Bank and Deutsche Bank AG New York Branch, as Administrative Agent.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “preliminary,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Some important factors that could affect the Company’s actual results include, among others, the thorough review of the Company’s internal financial records that is being conducted, additional time that may be required to complete the review, the ability of the Company to remediate any material weakness in its internal control over financial reporting, the Company’s ability to obtain the waivers described in this report and the final terms and conditions of those waivers, the ability of the Company’s lenders to exercise any other remedies under the Company’s indebtedness, the final results of the SEC’s inquiry or any other governmental inquiries or investigations and those that may be disclosed from time to time in subsequent reports filed with the SEC and those described under “Risk Factors” set forth in Item 1A of the annual report on Form 10-K for the year ended December 31, 2013 of the Company.  You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: November 4, 2014